UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  02/14/2012

STEPAN COMPANY
(Exact name of registrant as specified in its charter)

Commission File Number:  1-4462

Delaware	36-1823834
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

Edens and Winnetka Road, Northfield, Illinois 60093
(Address of principal executive offices, including zip code)

(847)446-7500
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition

On February 14, 2012, Stepan Company ("Stepan") issued a press release providing its financial results for the fourth quarter and full year ended December 31, 2011. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 14, 2012, the Compensation and Development Committee (the "Committee") of the Board of Directors (the "Board") of Stepan approved the grant of stock appreciation rights ("SARs") to the executive officers of Stepan in accordance with the Stepan Company 2011 Incentive Compensation Plan (the "Plan"). The SARs were granted pursuant to the terms and conditions of a Stock Appreciation Rights Agreement, the form of which is attached as Exhibit 10.1 hereto.

The SARs granted in accordance with the Plan will vest after each executive officer completes two (2) continuous years of employment following the date of grant and will expire on the date which is the earliest of ten (10) years after the date of grant, the date established by the Committee at the time of grant, or the date on which the executive officer's employment with Stepan is terminated for any reason other than by disability, death or retirement under the provisions of any qualified retirement plan that may be maintained by Stepan. If an executive officer's employment is terminated for gross misconduct, as determined by Stepan, all rights under the Plan, including the right to exercise any SARs, will expire upon the date of such termination. The SARs granted on February 14, 2012 will vest on February 14, 2014 and will expire on February 13, 2022, or as otherwise provided in the Plan. The option price of each share of stock for these grants is the Fair Market Value, which the Plan defines as the average of the opening price and the closing price of Stepan Common Stock on the date of grant. In this instance, the option price on February 14, 2012 is $85.53. Other terms and conditions of these grants are as set forth in the Stock Appreciation Rights Agreement between each executive officer and Stepan in the form attached as Exhibit 10.1 hereto.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits
    Exhibit Number: 10.1
    Description: Form of Stock Appreciation Rights Agreement under Stepan Company 2011 Incentive Compensation Plan

    Exhibit Number: 99.1

    Description: Press Release of Stepan Company dated February 14, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEPAN COMPANY

Date: February 16, 2012	By:	/s/ Kathleen Sherlock
Kathleen Sherlock
Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
EX-10.1	Form of Stock Appreciation Rights Agreement under Stepan Company 2011 Incentive Compensation Plan
EX-99.1	Press Release of Stepan Company dated February 14, 2012